UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Halliburton Company (“Halliburton”) held its Annual Meeting of Shareholders. Shareholders were asked to consider and act upon:

1.The election of Directors;
2.Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2023;
3.An advisory approval of executive compensation;
4.An advisory vote on the frequency of future advisory votes on executive compensation;
5.A proposal for approval of an amendment to the Certificate of Incorporation regarding officer exculpation; and
6.A proposal for approval of miscellaneous amendments to the Certificate of Incorporation.

A majority of the votes cast on the frequency of future advisory votes on executive compensation proposal were in favor of holding an advisory vote on executive compensation every year. Our Board of Directors decided that Halliburton will continue to include an advisory vote on executive compensation every year in its future proxy materials.

The voting results for each matter are set out below.

1	Election of Directors:
	Name of Nominee	For	Against	Abstain	Broker Non-Votes
	A.F. Al Khayyal	663,026,343	35,811,002	715,130	88,349,537
	W.E. Albrecht	671,890,312	26,983,560	678,603	88,349,537
	M.K. Banks	695,027,690	3,849,840	674,945	88,349,537
	A.M. Bennett	626,872,919	71,928,366	751,190	88,349,537
	M. Carroll	570,051,216	128,785,519	715,740	88,349,537
	E.M. Cummings	674,783,317	23,992,402	776,756	88,349,537
	M.S. Gerber	571,322,257	127,516,166	714,052	88,349,537
	R.A. Malone	643,663,127	55,195,643	693,705	88,349,537
	J.A. Miller	649,295,218	49,132,862	1,124,395	88,349,537
	B.V. Patel	683,319,934	15,454,819	777,722	88,349,537
	M.S. Smith	685,242,038	13,584,864	725,573	88,349,537
	J.L. Weiss	697,091,910	1,805,534	655,031	88,349,537
	T.M. Edwards Young	679,007,594	19,862,780	682,101	88,349,537

2	Ratification of the selection of auditors: The proposal to ratify the appointment of KPMG LLP as the independent auditors of Halliburton for 2023 was approved.
	For	732,988,081
	Against	53,955,716
	Abstain	958,215
	Broker Non-Votes	N/A

3	Advisory approval of executive compensation: The advisory resolution to approve Halliburton’s executive compensation as described in the proxy statement was approved.
	For	550,741,516
	Against	147,694,007
	Abstain	1,116,952
	Broker Non-Votes	88,349,537

4	Proposal for advisory vote on the frequency of future advisory votes on executive compensation: Shareholders expressed a preference for an annual advisory vote on Halliburton’s executive compensation.
	I Year	685,826,533
	2 Years	1,406,389
	3 Years	11,374,293
	Abstain	945,260
	Broker Non-Votes	88,349,537

5
Proposal for approval of an amendment to the Certificate of Incorporation regarding officer exculpation: The proposal to approve an amendment to the Certificate of Incorporation regarding officer exculpation was approved.

	For	616,386,378
	Against	81,740,342
	Abstain	1,425,755
	Broker Non-Votes	88,349,537

6	Proposal for approval of miscellaneous amendments to the Certificate of Incorporation: The proposal to approve miscellaneous amendments to the Certificate of Incorporation was approved.
		694,078,638
		4,097,999
		1,375,838
		88,349,537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 19, 2023	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary